                                                                    EXHIBIT 10.1

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152

                     Certificateholder Distribution Summary

==================  ==================  ==================  ==================  =======================  ======================
                                                               Certificate
                                        Certificate Class   Pass-Through Rate   Beginning Certificate
                                           Description                                 Balance           Interest Distribution
        Class               CUSIP
==================  ==================  ==================  ==================  =======================  ======================
         A-1              817435AA8            SEQ                    6.03625%          204,337,922.08            1,027,862.32
         A-2              817435AB6            SEQ                    5.99367%          122,231,048.63              610,510.47
          OC              SMTINVCRT             R                     0.00000%            8,702,428.65              533,632.07
==============================================================================  =======================  ======================
Totals                                                                                  335,271,399.36            2,172,004.86
=============================================================================== =======================  ======================


==================    ===================  ====================  =====================  ====================  =====================

                                            Current Realized       Ending Certificate                         Cumulative Realized
                         Principal                Loss                 Balance          Total Distribution          Losses
        Class          Distribution
==================    ===================  ====================  =====================  ====================  =====================
         A-1               12,757,301.65                  0.00          191,580,620.43         13,785,163.97                  0.00
         A-2                7,631,174.59                  0.00          114,599,874.04          8,241,685.06                  0.00
          OC                        0.00                  0.00            8,702,428.65            533,632.07                  0.00
====================  ===================  ====================  =====================  ====================  =====================
Totals                     20,388,476.24                  0.00          314,882,923.12         22,560,481.10                  0.00
====================  ===================  ====================  =====================  ====================  =====================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

1-June-1998    2:57PM

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152

                        Principal Distribution Statement



==========  ========================  ========================  ===============  =================  ==============  ================
                                       Beginning Certificate     Scheduled        Unscheduled
             Original Face Amount             Balance            Principal         Principal                        Realized Loss(1)
  Class                                                         Distribution      Distribution         Accretion
==========  ========================  ========================  ===============  =================  ==============  ================
   A-1               334,347,000.00            204,337.922.08             0.00     12,757,301.65            0.00          0.00
   A-2               200,000,000.00            122,231,048.63             0.00      7,631,174.59            0.00          0.00
    OC                 8,703,415.20              8,702,428.65             0.00              0.00            0.00          0.00
==========  ========================  ========================  ===============  =================  ==============  ================
  Totals             543,050,415.20            335,271,399.36             0.00     20,388,476.24            0.00          0.00
==========  ========================  ========================  ===============  =================  ==============  ================

==========  ======================  ========================  ====================  ======================
                                       Ending Certificate      Ending Certificate
                Total Principal              Balance               Percentage           Total Principal
  Class                Reduction                                                             Distribution
==========  ======================  ========================  ====================  ======================
   A-1      12,757,301.65            191,580,620.43            0.57299937           12,757,301.65
   A-2       7,631,174.59            114,599,874.04            0.57299937            7,631,174.59
    OC               0.00              8,702,428.65            0.99988665                    0.00
==========  ======================  ========================  ====================  ======================
  Totals    20,388,476.24            314,882,923.12            0.57984105           20,388,476.24
==========  ======================  ========================  ====================  ======================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301) 846-8152

                    Principal Distribution Factors Statement

==========  ====================  =====================  =============  =============  ============  ======================
                                                           Scheduled    Unscheduled
                                  Beginning Certificate    Principal     Principal
 Class(2)   Original Face Amount         Balance          Distribution  Distribution    Accretion       Realized Loss(3)
==========  ====================  =====================   ============  ============   ============  ======================
   A-1           334,347,000.00           611.15524315      0.00000000    38.15587294    0.00000000          0.00000000
   A-2           200,000,000.00           611.15524315      0.00000000    38.15587295    0.00000000          0.00000000
    OC             8,703,415.20           999.88664794      0.00000000     0.00000000    0.00000000          0.00000000
==========  ====================  =====================  =============  =============  ============  ======================

==========    ======================  ========================  ====================  ======================
                 Total Principal        Ending Certificate      Ending Certificate       Total Principal
 Class(2)            Reduction                Balance               Percentage             Distribution
==========    ======================  ========================  ====================  ======================
   A-1               38.15587294              572.99937021            0.57299937             38.15587294
   A-2               38.15587295              572.99937020            0.57299937             38.15587295
    OC                0.00000000              999.88664794            0.99988665              0.00000000
==========    ======================  ========================  ====================  ======================

(2)         All Classes Are Per $1,000 Denomination.
(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301) 846-8152


                         Interest Distribution Statement



========  ===================== =================  =======================  =================  ==================  ==========
                                                                                                                    Current
                                      Current       Beginning Certificate/  Current Accrued    Payment of Unpaid    Interest
  Class    Original Face Amount  Certificate Rate      Notional Balance         Interest       Interest Shortfall  Shortfall
========  ===================== =================  =======================  =================  ==================  ==========
  A-1         334,347,000.00           6.03625%        204,337,922.08          1,027,862.32                0.00        0.00
  A-2         200,000,000.00           5.99367%        122,231,048.63            610,510.47                0.00        0.00
  OC            8,703,415.20           0.00000%          8,702,428.65                  0.00                0.00        0.00
========  ================================================================  =================  ==================  ==========
Totals        543,050,415.20                                                   1,638,372.79                0.00        0.00
========  ================================================================  =================  ==================  ==========

========   ====================  ================  =======================  ==================  =======================
                                                                             Remaining Unpaid
              Non-Supported          Realized           Total Interest           Interest         Ending Certificate/
  Class     Interest Shortfall        Loss(4)            Distribution           Shortfall          Notional Balance
========   ====================  ================  =======================  ==================  =======================
  A-1                 0.00              0.00             1,027,862.32                0.00           191,580,620.43
  A-2                 0.00              0.00               610,510.47                0.00           114,599,874.04
  OC                  0.00              0.00               533,632.07                0.00             8,702,428.65
========   ====================  ================  =======================  ==================  =======================
Totals                0.00              0.00             2,172,004.86                0.00
========   ====================  ================  =======================  ==================  =======================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301) 846-8152

                     Interest Distribution Factors Statement



========  =======================  ====================  =======================  =======================  =====================
                                                         Beginning Certificate/                             Payment of Unpaid
                                         Current            Notional Balance         Current Accrued        Interest Shortfall
Class(5)   Original Face Amount     Certificate Rate                                     Interest
========  =======================  ====================  =======================  =======================  =====================
========  =======================  ====================  =======================
   A-1            334,347,000.00              6.03625%             611.15524315               3.07423820             0.00000000
   A-2            200,000,000.00              5.99367%             611.15524315               3.05255235             0.00000000
   OC               8,703,415.20              0.00000%             999.88664794               0.00000000             0.00000000
========  =======================  ====================  =======================  =======================  =====================

========  =================  =============  ============  =======================  ==================  =======================
                             Non-Supported                                         Remaining Unpaid
          Current Interest     Interest      Realized         Total Interest           Interest         Ending Certificate/
Class(5)      Shortfall        Shortfall     Losses(6)         Distribution            Shortfall          Notional Balance
========  =================  =============  ============  =======================  ==================  =======================
========                                                  =======================  ==================  =======================
   A-1           0.00000000    0.00000000    0.00000000            3.07423820           0.0000000             572.99937021
   A-2           0.00000000    0.00000000    0.00000000            3.05255235           0.0000000             572.99937020
   OC            0.00000000    0.00000000    0.00000000           61.31295104           0.0000000             999.88664794
========  =================  =============  ============  =======================  ==================  =======================

(5)         All Classes Are $1,000 Denomination.
(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152

                      Certificateholder Component Statement

------------------  ----------------  ------------------  ---------------  -------------------  ----------------  ----------------
                    Component Pass-   Beginning Notional  Ending Notional       Beginning       Ending Component  Ending Component
       Class        Through Rate          Balance            Balance        Component Balance       Balance          Percentage
------------------  ----------------  ------------------  ---------------  -------------------  ----------------  ----------------
                       0.00000%            0.00                0.00                0.00              0.00            0.00000000%
==================  ================  ==================  ===============  ===================  ================  ================

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152

                       Certificateholder Account Statement

============================================================================================================

                                            CERTIFICATE ACCOUNT
Beginning Balance                                                                                      0.00
Deposits
        Payments of Interest and Principal                                                    22,685,347.06
        Liquidations, Insurance Proceeds, Reserve Funds                                                0.00
        Proceeds from Repurchased Loans                                                                0.00
        Other Amounts (Servicer Advances)                                                              0.00
             Realized Losses                                                                           0.00
                                                                                              -------------
Total Deposits                                                                                22,685,347.06


Withdrawals
        Reimbursement for Servicer Advances                                                            0.00
        Payment of Service Fee                                                                   124,865.96
        Payment of Interest and Principal                                                     22,560,481.10
                                                                                              -------------
Total Withdrawals (Pool Distribution Amount)                                                  22,685,347.06

                                                                                              =============
Ending Balance                                                                                         0.00

============================================================================================================


===========================================================================================================================

                                                OTHER ACCOUNTS

                                               Beginning     Current Withdrawals        Current             Ending
                    Account Type                Balance                                 Deposits             Balance
----------------------------------------  -----------------  --------------------  ----------------  --------------------
MBIA Guaranty Insurance Premium                 0.00               0.00                 0.00                  0.00

==========================================================================================================================



===============================================================================================================

                                  PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                           0.00
Servicing Fee Support                                                                                     0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                   0.00
                                                                                                    ----------

                                                                                                          0.00
                                                                                                    ==========
===============================================================================================================


===============================================================================================================

                                                SERVICING FEES

Gross Servicing Fee                                                                                 106,169.28
Pool Insurance Fee                                                                                   17,696.68
Spread 1 Fee                                                                                          1,000.00
Supported Prepayment/Curtailment Interest Shortfall                                                       0.00
                                                                                                    ----------

Net Servicing Fee                                                                                   124,865.96

                                                                                                    ==========
===========================================================================  ==================================

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152


====================================================================================================================================

                                       CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT

                                                                                                   Percentage Delinquent Based On

                                                Current         Unpaid Principal Balance
                                            Number Of Loans                                       Number                  Unpaid
                                                                                                 of Loans                Balance
30 Days                                               22                 5,903,524.30              1.604668%              1.874832%
60 Days                                                2                   594,468.99              0.145879%              0.188790%
90+ Days                                               7                 1,658,301.71              0.510576%              0.526641%
Foreclosure                                            2                  3,22,392.21              0.145879%              0.102385%
REO                                                    2                   593,605.51              0.145879%              0.188516%
Totals                                                35                 9,072,292.72              2,552881%              2.881164%



Current Period Realized Loss - Includes Interest Shortfall              0.00
Cumulative Realized Losses - Includes Interest Shortfall                0.00
Current Period Class A Insufficient Funds                               0.00
Principal Balance of Contaminated Properties                            0.00
Periodic Advance                                                        0.00

====================================================================================================================================

Sequoia Mortgage Trust                           SMT                Contact: Customer Service
Mortgage Pass-Through Certificates           Series 1997-1                   Norwest Bank Minnesota, N.A.
                                                                             Securities Administration Services
Record Date:       31-May-1998                                               7485 New Horizon Way
Distribution Date: 04-Jun-1998                                               Frederick, MD  21703
                                                                             Telephone:  (301) 846-8130
                                                                             Facsimile:  (301)846-8152


================================================================================

                              COLLATERAL STATEMENT

Collateral Description                                           Mixed Fixed

Weighted Average Gross Coupon                                      8.283632%
Weighted Average Net Coupon                                        7.910639%
Weighted Average Pass-Through Rate                                 7.910639%
Weighted Average Maturity (Stepdown Calculation)                         310


Beginning Scheduled Collateral Loan Count                              1,453
Number of Loans Paid in Full                                              82
Ending Scheduled Collateral Loan Count                                 1,371


Beginning Scheduled Collateral Balance                        335,271,399.36
Ending Scheduled Collateral Balance                           314,882,923.12
Ending Actual Collateral Balance at 31-May-1998               315,160,414.02


Monthly P&I Constant                                            2,644,939.70

Class A Optimal Amount                                         22,044,545.71

================================================================================